EXHIBIT 32.2
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Broadview Institute, Inc. (the “Company”) on Form 10-QSB for the quarter ended June 30, 2007 as filed with the Securities and Exchange Commission (the “Report”), I, H. Michael Blair, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: August 14, 2007

/s/ H. Michael Blair

H. Michael Blair
Chief Financial Officer